Exhibit (17)(a)

VOTE VIA THE INTERNET: www.proxyweb.com

VOTE VIA THE TELEPHONE: 1-888-221-0697

999 9999 9999 999

AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON May 24, 2007

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (“Contracts”) whose account value is invested in the EQ/Small Company Growth Portfolio (“EQ Growth Portfolio”), EQ/Small Cap Value Portfolio (“EQ Value Portfolio”) and/or the EQ/Wells Fargo Montgomery Small Cap Portfolio (“EQ Montgomery Portfolio”) of EQ Advisors Trust (“Trust”), hereby instructs the AXA Equitable Life Insurance Company, MONY Life Insurance Company and MONY Life Insurance Company of America (collectively, the “Insurance Companies”), the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the EQ Growth Portfolio, EQ Value Portfolio and EQ Montgomery Portfolio of the Trust, or any adjournment thereof, as described in the Trust’s Proxy Statement, (ii) to vote, in adjournment thereof, as described in the Trust’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such meeting.

This Voting Instruction Card is solicited by the Insurance Companies as shareholders of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement accompanying this Voting Instruction Card is acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated 2007

Signature(s) (if held jointly) (Please sign in box)

NOTE: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.     ☒

PLEASE DO NOT USE FINE POINT PENS.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

Voting instructions executed by a Contractowner may be revoked at any time prior to an Insurance Company voting the shares represented thereby by the Contractowner providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractowner providing the Insurance Company with proper later-dated voting instructions by telephone or by the Internet. Proxies executed by the Insurance Company may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Special Meeting and voting in person, by telephone or by the Internet.

This voting instruction card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACTOWNERS INSTRUCT THE INSURANCE COMPANIES TO VOTE “FOR” THE FOLLOWING PROPOSALS.

FOR	AGAINST	ABSTAIN

1.      (a) To approve the Agreement and Plan of Reorganization and Termination between the EQ Trust and AXA Premier VIP Trust (“VIP Trust”) providing for the acquisition of all of the assets of the EQ Growth Portfolio, a series of the Trust by the Multimanager Small Cap Growth Portfolio, a newly created series of VIP Trust, solely in exchange for the assumption of all liabilities of the EQ Growth Portfolio by the Multimanager Small Cap Growth Portfolio and shares of the Multimanager Small Cap Growth Portfolio and the subsequent liquidation of the EQ Growth Portfolio as described in the Proxy Statement and Prospectus.

☐	☐	☐

(b) To approve the Agreement and Plan of Reorganization and Termination between the EQ Trust and AXA Premier VIP Trust (“VIP Trust”) providing for the acquisition of all of the assets of the EQ Montgomery Portfolio, a series of the Trust by the Multimanager Small Cap Growth Portfolio, a newly created series of VIP Trust, solely in exchange for the assumption of all liabilities of the EQ Montgomery Portfolio by the Multimanager Small Cap Growth Portfolio and shares of the Multimanager Small Cap Growth Portfolio and the subsequent liquidation of the EQ Montgomery Portfolio as described in the Proxy Statement and Prospectus.

☐	☐	☐

2.      To approve the Agreement and Plan of Reorganization and Termination between the EQ Trust and AXA Premier VIP Trust (“VIP Trust”) providing for the acquisition of all of the assets of the EQ Value Portfolio, a series of the Trust by the Multimanager Small Cap Value Portfolio, a newly created series of VIP Trust, solely in exchange for the assumption of all liabilities of the EQ Value Portfolio by the Multimanager Small Cap Value Portfolio and shares of the Multimanager Small Cap Value Portfolio and the subsequent liquidation of the EQ Value Portfolio as described in the Proxy Statement and Prospectus.

☐	☐	☐

PLEASE DATE AND SIGN THE REVERSE SIDE.

VOTE VIA THE INTERNET: www.proxyweb.com

VOTE VIA THE TELEPHONE: 1-888-221-0697

999 9999 9999 999	PROXY CARD

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2007

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the EQ/Small Company Growth Portfolio (“EQ Growth Portfolio”), EQ/Small Cap Value Portfolio (“EQ Value Portfolio”) and EQ/Wells Fargo Montgomery Small Cap Portfolio (“EQ Montgomery Portfolio”) listed above, each of which is a series of the Trust. The undersigned hereby appoints as proxies ________ and _______ , and each of them (with the power of substitution) to (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the EQ Growth Portfolio, EQ Value Portfolio and EQ Montgomery Portfolio of the Trust, or any adjournment thereof, as described in the Trust’s Proxy Statement, (ii) to vote, in adjournment thereof, as described in the Trust’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated 2007

Signature(s) (if held jointly) (Please sign in box)

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.     ☒

PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Special Meeting and voting in person, by telephone, or by the Internet.

This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

FOR	AGAINST	ABSTAIN

1.      (a) To approve the Agreement and Plan of Reorganization and Termination between the Trust and AXA Premier VIP Trust (“VIP Trust”) providing for the acquisition of all of the assets of the EQ Growth Portfolio, a series of the Trust, by the Multimanager Small Cap Growth Portfolio, a newly created series of VIP Trust, solely in exchange for the assumption of all liabilities of the EQ Growth Portfolio by the Multimanager Small Cap Growth Portfolio and shares of the Multimanager Small Cap Growth Portfolio and the subsequent liquidation of the EQ Growth Portfolio as described in the Proxy Statement and Prospectus.

☐	☐	☐

(b) To approve the Agreement and Plan of Reorganization and Termination between the Trust and AXA Premier VIP Trust (“VIP Trust”) providing for the acquisition of all of the assets of the EQ Montgomery Portfolio, a series of the Trust, by the Multimanager Small Cap Growth Portfolio, a newly created series of VIP Trust, solely in exchange for the assumption of all liabilities of the EQ Montgomery Portfolio by the Multimanager Small Cap Growth Portfolio and shares of the Multimanager Small Cap Growth Portfolio and the subsequent liquidation of the EQ Montgomery Portfolio as described in the Proxy Statement and Prospectus.

☐	☐	☐

2.      To approve the Agreement and Plan of Reorganization and Termination between the Trust and AXA Premier VIP Trust (“VIP Trust”) providing for the acquisition of all of the assets of the EQ Value Portfolio, a series of the Trust, by the Multimanager Small Cap Value Portfolio, a newly created series of VIP Trust, solely in exchange for the assumption of all liabilities of the EQ Value Portfolio by the Multimanager Small Cap Value Portfolio and shares of the Multimanager Small Cap Value Portfolio and the subsequent liquidation of the EQ Value Portfolio as described in the Proxy Statement and Prospectus.

☐	☐	☐

PLEASE DATE AND SIGN THE REVERSE SIDE.